                                                                       EXHIBIT 1

                                    GMO TRUST

                                AMENDMENT NO. 12
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

         The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "GMO Alpha LIBOR Fund," a series of the GMO Trust, to the "GMO Special Purpose Holding Fund," do hereby direct that this Amendment No. 12 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

         The foregoing amendment shall become effective on April 1, 2004.

         IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 31st day of March, 2004.

                                              /S/ DONALD W. GLAZER
                                              _________________________________
                                              Donald W. Glazer
                                              225 Kenrick Street
                                              Newton, MA  02458

                                              _________________________________
                                              R. Jeremy Grantham
                                              40 Rowes Wharf
                                              Boston, Massachusetts  02110

                                              _________________________________
                                              Jay O. Light
                                              30 Wellesley Road
                                              Belmont, Massachusetts  02478

                                    GMO TRUST

                                AMENDMENT NO. 12
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

         The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "GMO Alpha LIBOR Fund," a series of the GMO Trust, to the "GMO Special Purpose Holding Fund," do hereby direct that this Amendment No. 12 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

         The foregoing amendment shall become effective on April 1, 2004.

         IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 31st day of March, 2004.

                                             _________________________________
                                             Donald W. Glazer
                                             225 Kenrick Street
                                             Newton, MA  02458

                                             _________________________________
                                             R. Jeremy Grantham
                                             40 Rowes Wharf
                                             Boston, Massachusetts  02110

                                             /S/ JAY O. LIGHT
                                             __________________________________
                                             Jay O. Light
                                             30 Wellesley Road
                                             Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES

GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO Real Estate Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Duration Investment Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO Global Balanced Asset Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Special Purpose Holding Fund
GMO Taiwan Fund
GMO Short-Duration Collateral Fund
GMO Benchmark-Free Allocation Fund
GMO U.S. Quality Equity Fund